Exhibit 99.1

Streamex Corp. and Orca Announce Launch of 24/7 Decentralized Secondary Liquidity Infrastructure for Tokenized Securities; GLDY the Inaugural Asset

WINTER PARK, Fla., May 27, 2026 — Streamex Corp. (“Streamex” or the “Company”) (NASDAQ: STEX), a technology company building the tokenization ecosystem for all real-world assets beginning with commodities, today announced the launch of 24/7 secondary liquidity infrastructure for holders to trade tokenized securities, developed in partnership with Orca, a leading automated market maker (AMM) infrastructure provider on the Solana blockchain. Streamex’s GLDY, a gold-backed, yield-bearing tokenized security, is the inaugural asset to trade on this infrastructure, in the “GLDY Pool on Orca.” This marks a significant milestone for the broader tokenized real-world asset market as a vital piece of infrastructure is added.

Highlights

●	GLDY can now be bought and sold 24/7. Investors holding GLDY now have access to a secondary market where they can trade their position at any time, with real liquidity provided by institutional liquidity providers.
●	Streamex and Orca are addressing the biggest problem in tokenized securities. Until now, investors who bought tokenized securities had no reliable venue to trade them. The GLDY Pool on Orca is on-chain infrastructure custom built by Orca that permits Streamex to enforce its regulatory compliance permissions automatically at the token level utilizing Streamex’s KYC/accreditation technology, removing the friction that has prevented tokenized securities from trading more like real financial instruments.
●	While built for integration with GLDY, the custom-built technology stack will serve as a model for any tokenized security, including stocks, bonds, commodities, real estate, or royalties. This secondary liquidity infrastructure is designed to power a new generation of regulated financial instruments trading on decentralized rails.

GLDY is offered and sold pursuant to Rule 506(c) of Regulation D under the Securities Act of 1933, as amended, and is available exclusively to verified accredited investors. The partnership with Orca is designed to provide prospective investors in the GLDY offering with confidence that, following their primary investment, a compliant avenue exists for future onchain secondary liquidity.

Henry McPhie, Co-Founder & Chief Executive Officer of Streamex, said:

“The distribution problem has been the defining obstacle for tokenized securities, issuers can bring assets onchain, but without a compliant secondary market, investors have nowhere to trade them. We believe this launch represents a significant step toward addressing that challenge. What we’ve built with Orca is among the first infrastructure of its kind: a decentralized, permissioned trading pool that operates 24/7 and enforces compliance at the token level, not layered on as an afterthought. GLDY is the inaugural tokenized security to trade in this environment, and we believe this is the model the entire industry will follow. Liquid secondary markets are not a nice-to-have, they are essential for institutional adoption of tokenized assets, and we now have the only one.”

How It Works: Compliance Enforced at the Token Level

Orca’s permissioned pool infrastructure introduces a compliance enforcement layer directly at the Solana token level managed directly by issuers like Streamex, enabling tokenized securities to trade 24/7 in a permissioned trading environment without compromising the efficiency of permissionless blockchain infrastructure. Key components include:

●	Token-level access controls that initialize investor accounts in a frozen state by default. Only eligible wallets whose holders have passed Streamex’s KYC and accredited investor verification are permitted to hold or trade GLDY.
●	An on-chain access control layer that syncs eligibility verification status in real-time from Streamex’s KYC platform, ensuring investor eligibility is continuously and automatically enforced.
●	Permissioned concentrated liquidity pools hosted on the Solana blockchain via the Orca protocol’s smart contracts, providing deep, capital-efficient secondary market liquidity available 24/7 and supported by institutional market makers.

The Orca protocol’s fully-audited AMM infrastructure has processed over $500 billion in cumulative trading volume since launch five years with no smart contract exploits.

Past operational performance is not indicative of future results, and the trading of tokenized securities involves risks distinct from those associated with trading in non-security digital assets, including regulatory, smart contract, and blockchain network risks.

Revenue Arrangement

Streamex will provide support to Orca’s deployment of the GLDY Pool including by maintaining the KYC/Accredited Investor Whitelist and assisting with investor onboarding. In exchange for its services, Streamex will earn a portion of protocol fee revenue that Orca earns from the GLDY Pool, in addition to the transfer fees inherent to GLDY.

Investment Considerations for Prospective GLDY Purchasers

The availability of secondary market infrastructure is one factor that prospective primary purchasers may wish to consider in evaluating an investment in GLDY. Streamex believes that the existence of a venue where verified accredited investors may seek liquidity for their positions, on a 24/7, decentralized basis, enhances the investment characteristics of the GLDY offering. However, prospective investors should be aware of the following: GLDY tokens are “restricted securities” within the meaning of the federal securities laws. Any secondary resale is subject to applicable legal restrictions, including requirements under the Securities Act. There can be no assurance that the secondary market will achieve or sustain meaningful trading volume or that a holder will be able to sell GLDY at any particular time or price. Liquidity in the secondary market depends on the availability of willing counterparties, the continued operation of Orca’s infrastructure, and ongoing compliance with applicable securities laws and regulations.

About Orca

Orca is Solana’s leading automated market maker (AMM) and liquidity infrastructure protocol, powering over $500 billion in on-chain trading volume through its capital-efficient concentrated liquidity pools. With a breadth of ecosystem integrations and a protocol architecture built for the next generation of financial assets, Orca is expanding its role from AMM infrastructure to custom-built compliance-ready technology to assist issuers in bringing capital markets on-chain.

About Streamex Corp.

Streamex Corp. (NASDAQ: STEX) is a technology and infrastructure company focused on the tokenization and digitalization of commodity real-world assets. Streamex delivers institutional-grade solutions that bridge traditional finance and blockchain-enabled markets through secure, regulated, and yield-bearing financial instruments.

For more information, visit www.streamex.com.

About GLDY

GLDY is offered and sold pursuant to an exemption from registration under Rule 506(c) of Regulation D promulgated under the Securities Act of 1933, as amended. GLDY has not been registered under the Securities Act or any state securities laws and may not be offered or sold except to verified accredited investors as defined in Rule 501(a) of Regulation D. Streamex takes reasonable steps to verify the accredited investor status of all participants in accordance with Rule 506(c). This press release is directed solely to prospective investors in the GLDY primary offering and does not constitute an offer to sell or a solicitation of an offer to buy any security in a secondary transaction or in any jurisdiction where such offer or sale would be unlawful. Potential investors should review the offering materials, including applicable risk factors, before making any investment decision.

Secondary resales of GLDY are subject to applicable securities law restrictions. Neither Streamex nor Orca acts as broker, agent, or solicitor on behalf of any holder seeking to resell GLDY tokens.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding Streamex’s business strategy, future growth, product development, secondary market activity, revenue generation, and the expected performance and adoption of GLDY. These forward-looking statements are not guarantees of future performance. There can be no assurance that the secondary market for GLDY will achieve the anticipated trading volume, or that the revenue sharing arrangement will generate material revenue. Past performance and security history are not indicative of future results. These statements are based on current expectations and assumptions that are subject to risks and uncertainties, many of which are beyond Streamex’s control, and actual results may differ materially. Factors that could cause such differences include, among others, market conditions, regulatory developments, and macroeconomic factors affecting digital asset markets. A discussion of these and other factors is set forth in Streamex’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K, as may be supplemented or updated by Streamex’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Streamex undertakes no obligation to update or revise any forward-looking statements except as required by applicable law.

Contacts

Streamex Press & Investor Relations

Adele Carey – Alliance Advisors Investor Relations

IR@streamex.com | acarey@allianceadvisors.com

Henry McPhie

Chief Executive Officer, Streamex Corp.

www.streamex.com | X.com/streamex